UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 7, 2026, BranchOut Food Inc. (the “Company”) and Kaufman Kapital LLC (“Kaufman”) entered into a Warrant Exercise and Amendment to Note and Warrant Agreement (the “Agreement”), pursuant to which Kaufman exercised in full, for a cash payment to the Company of $750,000, a Warrant to purchase 500,000 shares of the Company’s common stock with an exercise price of $1.50 per share issued to Kaufman on July 15, 2024 (the “Warrant”).

In addition, pursuant to the Agreement, Kaufman and the Company agreed (i) to extend the maturity date of the 12% Senior Secured Convertible Promissory Note of the Company in the original principal amount of up to $3,400,000, issued to Kaufman on July 15, 2024 (the “Convertible Note”) from December 31, 2026 to December 31, 2027, (ii) to reduce the interest rate under the Convertible Note from 12% to 8%, effective May 7, 2026, and (iii) that the Company will not prepay more than $2,400,000 of principal outstanding under the Convertible Note prior to September 30, 2027.

Pursuant to the Agreement, the Company also agreed (i) to file a registration statement within 30 days of the date of the Agreement to register the resale by Kaufman of the shares of common stock issued upon exercise of the Warrant, and (ii) upon Kaufman’s request, to file an additional registration statement within 30 days of such request to register the shares of common stock issuable upon conversion of interest under the Convertible Note.

The information set forth above is qualified in its entirety by reference to the actual terms of the Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Warrant Exercise and Amendment to Note And Warrant Agreement, dated as of May 7, 2026, between BranchOut Food Inc. and Kaufman Kapital LLC.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: May 7, 2026	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

3